UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2015

INTEGRATED DEVICE TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	94-2669985 (I.R.S. Employer Identification No.)
6024 SILVER CREEK VALLEY ROAD, SAN JOSE, CALIFORNIA (Address of Principal Executive Offices)	95138 (Zip Code)
Registrant's Telephone Number, Including Area Code: (408) 284-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 7, 2015, Integrated Device Technology, Inc., a Delaware corporation (“IDT”), completed its previously announced acquisition of Zentrum Mikroelektronik Dresden AG, a German stock corporation (“ZMDI”), pursuant to the terms of the Share Purchase and Transfer Agreement, dated as of October 23, 2015 (the “Purchase Agreement”), by and among IDT, ZMDI and the other parties named therein.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to amend Item 9.01 (a) and (b) of the Current Report on Form 8-K, filed by IDT on December 7, 2015 (the “Original Form 8-K”), to include the audited consolidated financial statements of ZMDI as of and for the year ended December 31, 2014, the unaudited condensed consolidated financial statements of ZMDI as of and for the six-month period ended June 30, 2015, and the unaudited pro forma financial information required by Item 9.01 (a) and (b) respectively, of Form 8-K, which financial statements and information were not included in the Original Form 8-K.

This Amendment No. 1 effects no other changes to the Original Form 8-K and the consolidated financial statements of ZMDI filed herewith are in the same form as ZMDI’s audited consolidated financial statements as of and for the year ended December 31, 2014 and its unaudited consolidated financial statements as of and for the six-month period ended June 30, 2015, as applicable. The financial statements of ZMDI and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of ZMDI as of and for the year ended December 31, 2014 are in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and, as required by this Item 9.01 (a), are included as Exhibit 99.1 hereto; The unaudited condensed consolidated financial statements of ZMDI are in accordance with International Accounting Standards 34, Interim Financial Reporting, (“IAS 34”) as of and for the six-month period ended June 30, 2015, and, as required by this Item 9.01 (a), are included as Exhibit 99.2 hereto.

The Independent Auditors’ Report, issued by Deloitte & Touche GmbH, dated February 9, 2016, relating to ZMDI’s audited consolidated financial statements described above (and which report expresses a qualified opinion relating to the omission of comparative financial information as required by IFRS as issued by the IASB, as discussed in Note 2 to the consolidated financial statements), is included hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information for IDT, after giving effect to the acquisition of ZMDI and adjustments described in such pro forma financial information, is included hereto as Exhibit 99.3.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Independent Auditors, Deloitte & Touche GmbH.
99.1	Audited consolidated financial statements of ZMDI, which are in accordance with IFRS as issued by the IASB, as of and for the year ended December 31, 2014, and the notes related thereto.
99.2	Unaudited condensed consolidated financial statements of ZMDI, which are in accordance with IAS34, as of and for the six-month period ended June 30, 2015, and the notes related thereto.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 27, 2015, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 27, 2015 and for the year ended March 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 9, 2016

INTEGRATED DEVICE TECHNOLOGY, INC. Registrant

By:	/s/ Brian C. White
Brian C. White
Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditors, Deloitte & Touche GmbH.
99.1	Audited consolidated financial statements of ZMDI which are in accordance with IFRS as issued by the IASB, as of and for the year ended December 31, 2014, and the notes related thereto.
99.2	Unaudited condensed consolidated financial statements of ZMDI, which are in accordance with IAS34, as of and for the six-month period ended June 30, 2015, and the notes related thereto
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 27, 2015, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 27, 2015 and for the year ended March 29, 2015

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